UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2017

NEXPOINT RESIDENTIAL TRUST, INC.

(Exact Name Of Registrant As Specified In Charter)

Maryland	001-36663	47-1881359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 628-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

In its Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 7, 2017 (the “Initial Report”), NexPoint Residential Trust, Inc. (the “Company”), reported that it, through its operating partnership, NexPoint Residential Trust Operating Partnership, L.P., acquired a property, Rockledge Apartments (“Rockledge”), in Marietta, Georgia for approximately $114 million. This Current Report on Form 8-K/A amends and supplements the Initial Report to provide the historical financial statements and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements.

Report of Independent Auditors	3

Historical Statements of Revenues and Certain Direct Operating Expenses for the three months ended March 31, 2017 (unaudited) and the year ended December 31, 2016	4

Notes to the Historical Statements of Revenues and Certain Direct Operating Expenses	5

(b) Pro Forma Financial Information.

Unaudited Pro Forma Financial Information	7

Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2017	8

Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2017 and the year ended December 31, 2016	9

Notes to the Unaudited Pro Forma Financial Information	11

(c) Exhibits.

Exhibit Number	Exhibit Description

23.1	Consent of Aprio, LLP, dated September 13, 2017

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Shareholders of

NexPoint Residential Trust, Inc.

We have audited the accompanying Historical Statement of Revenues and Certain Direct Operating Expenses of Rockledge Apartments (the “Property”) for the year ended December 31, 2016.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of this financial statement that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Statement of Revenues and Certain Direct Operating Expenses referred to above presents fairly, in all material respects, the revenue and certain direct operating expenses described in Note 2 of the financial statement for the year ended December 31, 2016, in accordance with accounting principles generally accepted in the United States.

Emphasis of Matter

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to that matter.

/s/ Aprio, LLP

Atlanta, Georgia

June 8, 2017

ROCKLEDGE APARTMENTS

HISTORICAL STATEMENTS OF REVENUES

AND CERTAIN DIRECT OPERATING EXPENSES

(in thousands)

	For the Three Months Ended March 31, 2017	For the Year Ended December 31, 2016
	(Unaudited)
Revenues
Rental income	$2,227	$8,686
Other income	264	1,070

Total revenues	2,491	9,756

Certain direct operating expenses
Property operating expenses	563	2,451
Property taxes and insurance	361	1,011
Management fees	71	277

Total certain direct operating expenses	995	3,739

Revenues in excess of certain direct operating expenses	$1,496	$6,017

See accompanying notes to historical financial statements

ROCKLEDGE APARTMENTS

NOTES TO HISTORICAL STATEMENTS OF REVENUES

AND CERTAIN DIRECT OPERATING EXPENSES

Note 1. Business

The accompanying historical statements of revenues and certain direct operating expenses (“Historical Summary”) include the revenues and certain expenses of Rockledge Apartments (the “Property”), with 708 units, located in Marietta, Georgia. NexPoint Residential Trust, Inc. (the “Company”) acquired the Property on June 30, 2017.

Note 2. Basis of Presentation

The accompanying Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property’s revenues and expenses.

A Historical Summary is being presented for the most recent year available instead of the 3 most recent years based on the following facts: (1) the Property was acquired from an unaffiliated party; and (2) based on the due diligence of the Property conducted by the Company, except as disclosed in these Notes to Historical Summary, management is not aware of any material factors related to the Property that would cause this financial information not to be indicative of future operations.

Note 3. Unaudited Interim Information

The unaudited Historical Summary for the three months ended March 31, 2017 has been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. In the opinion of the Property’s management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with Basis of Presentation as described in Note 2) have been made to the accompanying unaudited amounts for the three months ended March 31, 2017.

Note 4. Significant Accounting Policies

Revenues

The Property contains apartment units occupied under various lease agreements with residents, typically with terms of 12 months or less. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Some of the leases include provisions under which the Property is reimbursed for certain operating costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to residents pursuant to the lease agreements. Other income consists of charges billed to residents for utilities reimbursements, administrative, application, and other fees and is recognized when earned.

Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Property operating costs includes property staff salaries, marketing, utilities, landscaping, repairs and maintenance, and other general costs associated with operating the property. Costs such as depreciation, amortization, interest, and professional fees are excluded from the Historical Summary.

Use of Estimates

The preparation of the financial statements, as described in Note 2 and in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

Note 5. Commitments and Contingencies

Litigation

The Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.

Other Matters

The Company is not aware of any material environmental liabilities relating to the Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environment laws and regulations or other environmental conditions with respect to the Property could result in future environmental liabilities.

Note 6. Subsequent Events

In preparation of the accompanying Historical Summary, subsequent events were evaluated for recognition or disclosure through June 8, 2017, which is the date the Historical Summary was issued.

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 15, 2017, and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017, which was filed with the SEC on May 2, 2017. In addition, this unaudited pro forma information should be read in conjunction with the historical statements of revenues and certain direct operating expenses and the notes thereto of the Property, which are included herein.

The following unaudited pro forma consolidated balance sheet as of March 31, 2017 has been prepared to give effect to the acquisition of the Property, which occurred on June 30, 2017, as if the acquisition occurred on March 31, 2017.

The following unaudited pro forma consolidated statements of operations for the three months ended March 31, 2017 and for the year ended December 31, 2016 have been prepared to give effect to the acquisition of the Property as if the acquisition occurred on January 1, 2016.

These unaudited pro forma consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Property been consummated on January 1, 2016.

In the opinion of the Company’s management, all adjustments necessary to reflect the effect of the transaction described above have been included in the pro forma consolidated financial statements.

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of March 31, 2017

(in thousands, except share and per share amounts)

	NXRT, Inc. Historical (a)	Purchase of Rockledge Apartments (b)	Pro Forma Total
ASSETS
Operating Real Estate Investments
Land	$166,985	$17,451	$184,436
Buildings and improvements	739,099	92,240	831,339
Intangible lease assets	5,581	3,021	8,602
Construction in progress	2,895	—	2,895
Furniture, fixtures, and equipment	39,361	1,316	40,677

Total Gross Operating Real Estate Investments	953,921	114,028	1,067,949
Accumulated depreciation and amortization	(70,551)	—	(70,551)

Total Net Operating Real Estate Investments	883,370	114,028	997,398
Real estate held for sale (net of accumulated depreciation of $7,714)	96,904	—	96,904

Total Net Real Estate Investments	980,274	114,028	1,094,302
Cash and cash equivalents	27,741	(1,913)	25,828
Restricted cash	26,001	518	26,519
Accounts receivable	2,252	84	2,336
Prepaid and other assets	3,733	92	3,825
Fair market value of interest rate swaps	13,424	—	13,424

TOTAL ASSETS	$1,053,425	$112,809	$1,166,234

LIABILITIES AND EQUITY
Mortgages payable, net	$366,926	$67,711	$434,637
Mortgages payable held for sale, net	69,311	—	69,311
Credit facilities, net	324,768	—	324,768
Bridge facility, net	29,969	44,500	74,469
Accounts payable and other accrued liabilities	5,036	12	5,048
Accrued real estate taxes payable	4,640	433	5,073
Accrued interest payable	1,117	—	1,117
Security deposit liability	1,475	106	1,581
Prepaid rents	1,875	47	1,922

Total Liabilities	805,117	112,809	917,926

NexPoint Residential Trust, Inc. stockholders’ equity:
Preferred stock, $0.01 par value: 100,000,000 shares authorized; 0 shares issued	—	—	—
Common stock, $0.01 par value: 500,000,000 shares authorized; 21,293,825 shares issued	213	—	213
Additional paid-in capital	242,058	—	242,058
Accumulated deficit	(22,924)	—	(22,924)
Accumulated other comprehensive income	9,998	—	9,998
Common stock held in treasury at cost; 250,156 shares	(4,587)	—	(4,587)
Noncontrolling interests	23,550	—	23,550

Total Equity	248,308	—	248,308

TOTAL LIABILITIES AND EQUITY	$1,053,425	$112,809	$1,166,234

See accompanying notes to the unaudited pro forma consolidated financial statements

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2017

(in thousands, except per share amounts)

	NXRT, Inc. (Historical) (a)	Purchase of Rockledge Apartments (c)		Pro Forma Total
Revenues
Rental income	$31,908	$2,227		$34,135
Other income	5,083	264		5,347

Total revenues	36,991	2,491		39,482

Expenses
Property operating expenses	9,871	518		10,389
Real estate taxes and insurance	4,965	361		5,326
Property management fees (related party)	1,113	71		1,184
Advisory and administrative fees (related party)	1,825	—	(d)	1,825
Corporate general and administrative expenses	1,333	—		1,333
Property general and administrative expenses	1,586	45		1,631
Depreciation and amortization	12,443	915	(e)	13,358

Total expenses	33,136	1,910		35,046

Operating income	3,855	581		4,436
Interest expense	(7,159)	(1,078	)(f)	(8,237)

Net loss	(3,304)	(497)		(3,801)
Net income attributable to noncontrolling interests	312	—		312

Net loss attributable to common stockholders	$(3,616)	$(497)		$(4,113)

Other comprehensive income
Unrealized gains on interest rate derivatives	1,046	—		1,046

Total comprehensive loss	(2,258)	(497)		(2,755)
Comprehensive income attributable to noncontrolling interests	412	—		412

Comprehensive loss attributable to common stockholders	$(2,670)	$(497)		$(3,167)

Weighted average common shares outstanding - basic	21,044			21,044

Weighted average common shares outstanding - diluted	21,293			21,293

Basic loss per share	$(0.17)			$(0.20)

Diluted loss per share	$(0.17)			$(0.20)

Dividends declared per common share	$0.220			$0.220

See accompanying notes to the unaudited pro forma consolidated financial statements

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

(in thousands, except per share amounts)

	NXRT, Inc. (Historical) (b)	Purchase of Rockledge Apartments (c)		Pro Forma Total
Revenues
Rental income	$115,419	$8,686		$124,105
Other income	17,429	1,070		18,499

Total revenues	132,848	9,756		142,604

Expenses
Property operating expenses	38,236	2,189		40,425
Acquisition costs	386	—		386
Real estate taxes and insurance	16,062	1,011		17,073
Property management fees (related party)	3,983	277		4,260
Advisory and administrative fees (related party)	6,802	—	(d)	6,802
Corporate general and administrative expenses	4,014	—		4,014
Property general and administrative expenses	5,877	262		6,139
Depreciation and amortization	35,643	6,680	(e)	42,323

Total expenses	111,003	10,419		121,422

Operating income (loss)	21,845	(663)		21,182
Interest expense	(21,889)	(4,313	)(f)	(26,202)
Gain on sales of real estate	25,932	—		25,932

Net income (loss)	25,888	(4,976)		20,912
Net income attributable to noncontrolling interests	4,006	—		4,006

Net income (loss) attributable to common stockholders	$21,882	$(4,976)		$16,906

Other comprehensive income
Unrealized gains on interest rate derivatives	10,833	—		10,833

Total comprehensive income (loss)	36,721	(4,976)		31,745
Comprehensive income attributable to noncontrolling interests	5,090	—		5,090

Comprehensive income (loss) attributable to common stockholders	$31,631	$(4,976)		$26,655

Weighted average common shares outstanding - basic	21,232			21,232

Weighted average common shares outstanding - diluted	21,314			21,314

Basic earnings per share	$1.03			$0.80

Diluted earnings per share	$1.03			$0.79

Dividends declared per common share	$0.838			$0.838

See accompanying notes to the unaudited pro forma consolidated financial statements

NEXPOINT RESIDENTIAL TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Balance sheet adjustments

(a)	Represents the unaudited historical consolidated balance sheet of NexPoint Residential Trust, Inc. and subsidiaries (the “Company”) as of March 31, 2017. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017.

(b)	Reflects the acquisition of the Property as if it occurred on March 31, 2017.

Income statement adjustments

(a)	Represents the unaudited historical consolidated operations of the Company for the three months ended March 31, 2017. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017.

(b)	Represents the audited historical consolidated operations of the Company for the year ended December 31, 2016. See the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

(c)	Represents the historical operations of the Property acquired by the Company. See the historical statements of revenues and certain direct operating expenses and the notes thereto of the Property, which are included herein.

(d)	Does not include advisory and administrative fees that may have been payable to the Company’s advisor in connection with the acquisition had the Property been acquired on January 1, 2016.

(e)	Represents depreciation and amortization expense (not reflected in the historical consolidated statements of operations of the Company) as if the Property was acquired on January 1, 2016. Real estate-related depreciation and amortization are computed on a straight-line basis over the respective estimated useful lives of the assets.

(f)	Represents interest expense (not reflected in the historical consolidated statements of operations of the Company) as if the borrowings attributable to the Property were borrowed on January 1, 2016. In connection with the acquisition of the Property, the Company:

•	originated a $68.1 million first mortgage, which has a current annual interest rate of one-month LIBOR plus 1.57% and an 84-month term;

•	drew $44.5 million on its 2017 Bridge Facility, which has a current annual interest rate of one-month LIBOR plus 4.00%; and

Additionally, the adjustment reflects the amortization of deferred financing costs incurred in connection with the aforementioned loans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT RESIDENTIAL TRUST, INC.

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Chief Financial Officer, Executive VP-Finance and Treasurer

Date: September 13, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit Description

23.1	Consent of Aprio, LLP, dated September 13, 2017